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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 2, 1998


                              IMC Securities, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   333-48429-05               59-3284026
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)

         5901 East Fowler Avenue
              Tampa, Florida                          33617-2362
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          (Address of Principal                       (Zip Code)
            Executive Offices)


        Registrant's telephone number, including area code (813) 984-8801


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          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

              In connection with the IMC Home Equity Loan Trust 1998-7, described in a Prospectus Supplement to be dated on or about December 3, 1998, certain additional "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Additional Related Computational Materials") on December 2, 1998.

              The Additional Related Computational Materials furnished to certain prospective investors by the Underwriter, PaineWebber Incorporated, are filed herewith as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

              (a)   Not applicable

              (b)   Not applicable

              (c)   Exhibits:

                    99.1 Additional Related Computational Materials furnished by PaineWebber Incorporated


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                IMC SECURITIES, INC. as
                                Depositor


                                By:       /s/  Thomas Middleton
                                    --------------------------------------------
                                    Name:  Thomas Middleton
                                    Title: President and Chief Operating Officer


Dated:  December 2, 1998


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                                  EXHIBIT INDEX

Exhibit No.       Description                                                                                Page No.
    99.1          Additional Related Computational Materials furnished by PaineWebber Incorporated